Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
a)The Partnership’s share of commitments to fund newbuilding and other construction contract costs as at December 31, 2019 is as follows:

	Total $	2020 $	2021 $	2022 $
Certain consolidated LNG carriers (i)	49,652	11,979	22,382	15,291
Bahrain LNG Joint Venture (ii)	11,351	11,351	—	—
	61,003	23,330	22,382	15,291

(i)
In June 2019, the Partnership entered into an agreement with a contractor to supply equipment on certain of the Partnership's LNG carriers in 2021 and 2022, for an estimated installed cost of $60.6 million. As at December 31, 2019, the estimated remaining cost of this installation is $49.7 million.

(ii)
The Partnership has a 30% ownership interest in the Bahrain LNG Joint Venture which has an LNG receiving and regasification terminal in Bahrain as described in Note 7a(i). The Bahrain LNG Joint Venture has secured undrawn debt financing of $34 million, of which $10 million relates to the Partnership's proportionate share of the commitments included in the table above.

b)
Following the termination of the finance lease arrangements for the three LNG carriers in the RasGas II Joint Venture in 2014, the lessor made a determination in 2018 that additional rentals were due under the leases following a challenge by the UK taxing authority. As a result, in 2018, the RasGas II Joint Venture recognized an additional liability of $53.0 million, which was included as part of other (expense) income in the Partnership's consolidated statements of income, and settled this liability in 2018 by releasing a $7.0 million cash deposit it had made with the lessor and making a $56.0 million cash payment for the balance, which was based on the GBP/USD foreign currency exchange rates at the time the payments were made.

c)
The Tangguh Joint Venture is currently undergoing a tax audit related to its tax returns filed for the 2010 and subsequent fiscal years. The UK taxing authority has challenged the deductibility of certain transactions not directly related to the long funding lease and the Tangguh Joint Venture has recorded a provision of $1.6 million (of which the Partnership’s 70% share is $1.1 million) in December 2017 which is included in income tax expense in the Partnership’s consolidated statements of income for the year ended December 31, 2017.

d)	Tangguh Joint Venture Operating Leases
As at December 31, 2019, the Tangguh Joint Venture was a party to operating leases (or Head Leases) whereby it leases its two LNG carriers (or the Tangguh LNG Carriers) to a third-party company. The Tangguh Joint Venture then leases back the LNG carriers from the same third-party company (or the Subleases). Under the terms of these leases, the third-party company claims tax depreciation on the capital expenditures it incurred to lease the vessels. As is typical in these leasing arrangements, tax and change of law risks are assumed and indemnified by the Tangguh Joint Venture. Lease payments under the Subleases are based on certain tax and financial assumptions at the commencement of the leases. If an assumption proves to be incorrect, the lease payments are increased or decreased under the Sublease to maintain the agreed after-tax margin. The Tangguh Joint Venture’s carrying amounts of this estimated tax indemnification obligation as at December 31, 2019 and 2018 were $6.1 million and $6.6 million, respectively, and are included as part of other long-term liabilities in the consolidated balance sheets of the Partnership. The tax indemnification is for the duration of the lease contract with the third party plus the years it would take for the lease payments to be statute barred and ends in 2033. Although there is no maximum potential amount of future payments, the Tangguh Joint Venture may terminate the lease arrangements on a voluntary basis at any time. If the lease arrangements terminate, the Tangguh Joint Venture will be required to make termination payments to the third-party company sufficient to repay the third-party company’s investment in the vessels and to compensate it for the tax effect of the terminations, including recapture of any tax depreciation. The Head Leases and the Subleases have 20-year terms and are classified as operating leases. The Head Leases and the Subleases for the two Tangguh LNG Carriers commenced in November 2008 and March 2009, respectively.

As at December 31, 2019, the total estimated future minimum rental payments to be received and paid by the Tangguh Joint Venture related to the lease contracts are as follows:

Year	Head Lease Receipts (i)	Sublease Payments (i) (ii)
2020	$21,242	$23,875
2021	$21,242	$23,875
2022	$21,242	$23,875
2023	$21,242	$23,875
2024	$21,242	$23,875
Thereafter	$90,369	$101,609
Total	$196,579	$220,984
(i) The Head Leases are fixed-rate operating leases while the Subleases have a variable-rate component. As at December 31, 2019, the Partnership had received $313.8 million of aggregate Head Lease receipts and had paid $260.6 million of aggregate Sublease payments. The portion of the Head Lease receipts that has not been recognized into earnings is deferred and amortized on a straight-line basis over the lease terms and, as at December 31, 2019, $3.8 million (December 31, 2018 – $3.7 million) and $25.5 million (December 31, 2018 – $29.3 million) of Head Lease receipts had been deferred and included in unearned revenue and other long-term liabilities, respectively, in the Partnership’s consolidated balance sheets.
(ii) The amount of payments related to the Subleases are updated annually to reflect any changes in the lease payments due to changes in tax law.

e)
Management is required to assess whether the Partnership will have sufficient liquidity to continue as a going concern for the one-year period following the issuance of its consolidated financial statements. The Partnership had a working capital deficit of $118.6 million as at December 31, 2019. This working capital deficit includes $393.1 million related to scheduled maturities and repayments of long-term debt in the 12 months following December 31, 2019, which includes loan maturities related to assets which are subject to purchase obligations of the charterer (which was subsequently repaid in January 2020, see Note 20a). Based on the Partnership’s liquidity at the date these consolidated financial statements were issued, the liquidity it expects to generate from operations over the following year and the dividends it expects to receive from its equity-accounted joint ventures, the Partnership estimates that it will have sufficient liquidity to continue as a going concern for at least the one-year period following the issuance of these consolidated financial statements.